UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2024

Spectaire Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40976	98-1578608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Arlington St., Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 213-8991

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SPEC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SPECW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 8, 2024, the board of directors (the “Board”) of Spectaire Holdings Inc. (the “Company”) appointed Jim Lambis as a member of the Board.

Jim Lambis, 60, has served as a member of our Board since July 8, 2024. Mr. Lambis currently serves as the Vice President of Buildings and Systems Engineering of UPS International, where he has been employed for over 30 years. Mr. Lambis holds a bachelors degree in engineering from McMaster University. We believe that Mr. Lambis is qualified to serve on the Board due to, among other things, his wealth of experience in emissions management, logistics, strategic planning and systems engineering.

Mr. Lambis will receive compensation consistent with that provided to the Company’s other non-employee directors. There is no arrangement or understanding between Mr. Lambis and any other persons pursuant to which he was selected as a director.

There is no family relationship between Mr. Lambis, on the one hand, and any director or executive officer of the Company or any person nominated or chosen to become a director or executive officer of the Company. Additionally, Mr. Lambis does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

We have entered into an indemnity agreement, effective as of July 8, 2024, with Mr. Lambis pursuant to which, subject to limited exceptions, and among other things, we will indemnify Mr. Lambis to the fullest extent permitted by law for claims arising in his capacity as a member of the Board.

The foregoing description of the indemnity agreement is a summary only and is qualified in its entirety by reference to the form of indemnity agreement, a copy of which is filed as Exhibit 10.13 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 27, 2023 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectaire Holdings Inc.

Date: July 12, 2024	By:	/s/ Brian Semkiw
	Name:	Brian Semkiw
	Title:	Chief Executive Officer

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